Acquisition of Lion Truck Body	12 Months Ended
Mar. 31, 2023
Disclosure of detailed information about business combination [abstract]
Acquisition of Lion Truck Body [Text Block]

21. Acquisition of Lion Truck Body

On July 7, 2022 GreenPower entered into an asset purchase agreement with Lion Truck Body Inc., a truck body manufacturer located in Torrance, CA, under which Greenpower has purchased all of the assets of the business through its wholly owned subsidiary, Lion Truck Body Incorporated. GreenPower completed the acquisition in order to offer a broader product offering and to reduce the time for customers looking for a completed truck body and has accounted for the acquisition of the assets of Lion Truck Body Inc. as a business combination under IFRS 3. The purchase price of $240,000 is subject to a working capital adjustment of $152,873 which results in a determination of the fair value of the cash investment for the acquisition of $87,127.

As part of the acquisition GreenPower assumed a term loan issued by an agency of the US federal government, with a principal balance of approximately $1.5 million as at July 7, 2022, an interest rate of 3.75%, a maturity in May 2050, and fixed monthly payments. GreenPower has determined that the fair value of the term loan as at the acquisition date, assuming a market rate of interest, is approximately $0.6 million. Management has determined that the below market rate of interest on the loan represents government assistance and has accounted for this assistance in accordance with IAS 20, by booking a deferred benefit of government assistance of $0.7 million at the acquisition date, which will be recognized in earnings over the term of the loan. The determination of the fair value of the assumed loan and of the deferred benefit of government assistance requires management to make a number of critical assumptions and estimates, such as the incremental borrowing rates as at the acquisition date. These assumptions and estimates had a significant impact on the carrying value of these liabilities, and the determination that there was goodwill paid on the transaction. Based on management's determination of the fair value of consideration transferred and of the net assets acquired, GreenPower recorded goodwill of $250,832 on the acquisition. goodwill was tested for impairment as at March 31, 2023, and was written down due to management's determination that the future cash flows that are expected to be generated by the business would be insufficient to support goodwill or intangible assets at the entity. This determination involves the use of estimates and assumptions about future events that had a negative impact on the loss for the year ended March 31, 2023.

Since the date of acquisition the impact on revenues for the period ending March 31, 2023 was $1,897,605. The impact to consolidated earnings over the same period was ($864,996), which includes the goodwill writedown of $250,832.

The table below reflects management's determination of the fair value of major categories of assets acquired, liabilities assumed and consideration transferred as at the acquisition date.

Fair value of consideration transferred
Purchase price	$240,000
less: Working capital adjustment	(152,873)
Cash purchase price	$87,127

Fair value of net assets acquired
Accounts receivables	$127,852
Inventory	786,688
Equipment	268,252
Right of use asset	448,512
Goodwill	250,832
Accounts payable	(83,562)
Lease liabilities	(433,512)
Deferred benefit of government assistance	(699,327)
Loans	(578,608)

Total	$87,127